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                                    SELIGMAN

                                    [GRAPHIC]

                                    SELIGMAN
                                    LARGE-CAP
                                   VALUE FUND


                  ===========================================
                     A VALUE APPROACH TO SEEKING THE CAPITAL
                   APPRECIATION POTENTIAL OF LARGER COMPANIES

                        DECEMBER 31, 1997 o ANNUAL REPORT

================================================================================
OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

--------------------------------------------------------------------------------
TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

   Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

[PHOTO]
JAMES, JESSE, AND JOSEPH SELIGMAN


SELIGMAN LARGE-CAP VALUE FUND

   Seligman Large-Cap Value Fund, which commenced operations on April 25, 1997, is designed for long-term investors seeking capital appreciation. What makes the Fund different from many other large-company mutual funds is its adherence to a value discipline. The Value Team will only invest in as many stocks as they can closely follow. Because of this attention, buy decisions tend to be made with the long term in mind.

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TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   14
Report of Independent Auditors and
Tax Status of1997 Distributions ...........................................   15
Board of Directors and Executive Officers .................................   16
Glossary of Financial Terms ...............................................   17

"As value managers, the Value Team looks to buy a stock at a lower price than it believes the stock is worth.As such, the team examines companies that are overlooked or undiscovered by the investment community, as reflected in the stock price. The team employs fundamental research to analyze company characteristics, such as price-to-book ratio, price-to-earnings ratio, growth, and return on equity."
                                                         -- WILLIAM C. MORRIS
                                                                FUND CHAIRMAN

================================================================================
TO THE SHAREHOLDERS

   Since its inception on April 25, 1997, Seligman Large-Cap Value Fund has had outstanding performance. The Fund's 29.28% total return based on the net asset value of Class A shares from April 25 to December 31, 1997, significantly outpaced the 22.56% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The Fund's results also outperformed the 24.11% total return of the Russell 1000, another broad-based large-capitalization stock index.

   This was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment was positive.

   The domestic equity markets, as measured by the Dow Jones Industrial Average
(DJIA), brought equity investors returns in excess of 20% for a third consecutive year -- a feat unmatched in the DJIA's 101-year history. However, the majority of the advances occurred in the first seven months of 1997, as Asian troubles increased uncertainty in the equity markets in the last quarter. Investors also had to contend with repeated cracks in share prices and unusual volatility throughout the year, as nearly a third of the trading days brought changes of one percent or more in the DJIA.

   The broadening of the market that began in the second quarter abruptly ended in the beginning of the fourth quarter. Investors, faced with growing concerns about the impact of the Asian financial crisis on future corporate earnings growth, fled into the largest, or "mega-cap," companies in the S&P 500. Low interest rate levels, supporting continued corporate growth, helped justify the higher valuations of large-cap stocks. For the year, the large-cap stocks in the S&P 500 enjoyed a disproportionate share of the index's appreciation.

   Despite the market's focus on the largest stocks in the S&P 500 and the high valuations of the large-cap group as a whole, quality stocks that fit the Fund's large-cap value investment strategy were found. Special emphasis was placed on identifying companies that could deliver substantial earnings acceleration going forward and that had solid pricing power in the low inflation environment. This investment strategy proved rewarding in the volatile market environment, with the Fund posting strong results.

   We expect that 1998 will bring continued uncertainty and that larger companies should find it difficult to sustain the earnings growth seen in the last three years. In this more volatile environment, value investing should become particularly important because, historically, the performance of value stocks tends to be less volatile than that of the overall market. We also believe that in such an environment, active management and cautious stock selection based on superior fundamentals will grow in importance.

   Looking ahead, the positive economic environment should continue, although growth is likely to be more moderate. We expect to see growing corporate profitability, albeit at a lower rate. The Federal Reserve Board may even need to ease interest rates to counter the effects of the Asian financial crisis on the US economy. There is also a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble. However, barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment.

   Thank you for your continued support of Seligman Large-Cap Value Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Managers, the Fund's portfolio of investments, and financial statements, follow this letter. Additional information on the Fund's investment results appears starting on page 4.

By order of the Board of Directors,


/s/William C. Morris
--------------------
William C. Morris
Chairman



                                                               /s/ Brian T. Zino
                                                              ------------------
                                                                   Brian T. Zino
                                                                       President


January 30, 1998
                                                                            ----

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGERS, NEIL T. EIGEN AND RICHARD S. ROSEN

Q. HOW HAS SELIGMAN LARGE-CAP VALUE FUND PERFORMED SINCE ITS INCEPTION ON APRIL 25, 1997?

A. Since its inception on April 25, 1997, Seligman Large-Cap Value Fund has had outstanding results. The Fund posted a total return of 29.28% from April 25 to December 31, 1997, significantly outpacing the 22.56% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The Fund's results also outperformed the 24.11% total return of the Russell 1000, another broad large-cap stock index.

      We are very pleased with the results of the Fund since its inception in late April. We hope that we have demonstrated that a well-managed value portfolio can produce strong performance within the context of an overall strong equity market.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN THE LAST EIGHT MONTHS?

A. In 1997, the economic environment was one of low inflation and moderate economic growth. The healthy economy and the growing demand for stocks from baby boomers racing to save for retirement were the primary forces driving the continued strength in the stock markets. The Fund was able to benefit from the positive equity market environment, which was also supported by strong corporate earnings growth.

Q.  WHICH SECTORS AFFECTED THE FUND'S PERFORMANCE IN 1997?

A. The portfolio was appropriately positioned for the low- interest-rate environment, with a concentrated investment position in banking and life insurance/retirement companies. Due to its substantial investments in these stocks, the Fund participated in the strong performance of the financial sector.

      The factor having the most negative direct impact on the portfolio was the weakness in Asian currencies and, in the fourth quarter, the market's reaction to the anticipated impact of the Asian crisis on the earnings of domestic companies. Some portfolio holdings were negatively impacted due to concerns regarding future corporate profitability. However, it is our opinion that investors selling on this news are ignoring the fact that there are companies that possess great franchises and have tremendous operating momentum. Despite the fourth quarter setback in the market, the portfolio as a whole still did very well.

Q.  WHAT IS YOUR INVESTMENT STRATEGY?

A. Our investment strategy is unchanging: find high-quality, value-oriented companies possessing an agent for change that, as a result, have the potential for positive revaluation by the investing public. We do not buy stocks just because they are "cheap," nor do we buy them for a short-term trade. We purchase stocks because we think the underlying


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[PHOTO]
SELIGMAN VALUE TEAM: (FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), (SEATED) NEIL
T. EIGEN (PORTFOLIO MANAGER)

A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has 29 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.
--------------------------------------------------------------------------------
----
2

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGERS, NEIL T. EIGEN AND RICHARD S. ROSEN

    companies' prospects are improving significantly, and we want to own these stocks for a long period of time.

      Rather than identifying specific economic sectors that are attractive and working backwards to find investments (the top-down approach), every investment is contemplated based on its own merits (the bottom-up approach). We are not "market timers." We believe history has shown that investors who invest in a fund managed by good stock pickers, rather than market timers, will come out ahead in the long run. As Portfolio Managers, we attempt to maximize the value of an investment over long periods of time.

Q.  WHAT IS THE OUTLOOK?

A. We are of the opinion that, in terms of corporate profits, productivity, and inflation, the current US business cycle is the best it has been in 35 years. In 1998, we expect to witness the eighth year of economic growth.

      One risk in the near term is that international assets could flow out of the safe haven of US Treasuries, if there is a meaningful bailout of South Korea and Japan. This could temporarily raise domestic interest rates. We are evaluating the potential impact of this scenario on the interest-sensitive stocks in the portfolio. In our view, the danger for the latter part of 1998 is that earnings and economic growth expectations are too optimistic and are therefore vulnerable to disappointments.

      Despite the anticipated slowing in the rate of economic growth, we believe there will be continued opportunities for value investors. Because investing in common stocks is a long-term endeavor and we are confident in our own abilities as managers to add value, we believe that the long-term outlook for Seligman Large-Cap Value Fund is bright.


                                                                            ----

================================================================================
PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Large-Cap Value Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 5% contingent deferred sales load ("CDSL") for Class B shares, and with the 1% CDSL for Class D shares, since the commencement of operations on April 25, 1997, through December 31, 1997, to a $10,000 investment made in the Russell 1000 Index and Standard &Poor's 500 Composite Stock Price Index (S&P500) from April 30, 1997, to December 31, 1997. It is important to keep in mind that the Russell 1000 Index and the S&P500 exclude the effect of fees and sales charges.



       [The following table represents a line graph in the printed report.]




   A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings.

   The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

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4

================================================================================
PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1997


                                               SINCE
                                  SIX        INCEPTION
                                MONTHS*      4/25/97*
                                -------      --------
Class A**
With Sales Charge                 8.47%        23.08%
Without Sales Charge             13.82         29.28
Class B**
With 5% CDSL                      8.37         23.46
Without CDSL                     13.37         28.46
Class D**
With 1% CDSL                     12.37         27.46
Without CDSL                     13.37         28.46

RUSSELL 1000 INDEX***            12.00         24.11+

S&P 500***                       10.58         22.56+


NET ASSET VALUE

              DECEMBER 31, 1997        JUNE 30, 1997       APRIL 25, 1997
              -----------------        -------------       --------------

CLASS A             $9.09                 $8.11               $7.14
CLASS B              9.04                  8.09                7.14
CLASS D              9.04                  8.09                7.14

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE PERIOD ENDED DECEMBER 31, 1997

             DIVIDEND PAID
             -------------
CLASS A         $0.009
CLASS B            -
CLASS D            -


             CAPITAL GAIN
             ------------
PAID            $0.125
REALIZED         0.248
UNREALIZED       0.566++



   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


---------------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.

*** The Russell 1000 Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.

  + From April 30, 1997.

 ++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.



                                                                            ----
                                                                               5

================================================================================
PERFORMANCE OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1997
                                                                                                         PERCENT OF
                                                                   ISSUES        COST         VALUE      NET ASSETS
                                                                   ------        ----         -----      ----------
Short-Term Holdings and
Other Assets Less Liabilities ...........................             1      $ 1,015,278   $ 1,015,278       2.0
                                                                     --      -----------   -----------     -----
Common Stocks:
  Aerospace .............................................             2        3,629,938     3,342,250       6.6
  Automotive and Related ................................             2        2,900,452     3,007,510       5.9
  Banking ...............................................             3        4,523,384     5,717,200      11.2
  Drugs and Health Care .................................             2        3,034,152     3,117,637       6.1
  Electric Utilities ....................................             1        1,397,071     1,638,656       3.2
  Energy ................................................             1        1,797,642     1,729,125       3.4
  Finance and Insurance .................................             5        6,721,497     7,739,703      15.2
  Food ..................................................             1        1,319,818     1,395,375       2.7
  Household Products and Furnishings ....................             3        4,486,013     4,901,438       9.6
  Industrial Equipment ..................................             1        1,403,448     1,540,875       3.0
  Medical Products and Technology .......................             2        3,219,355     3,453,732       6.8
  Office Equipment ......................................             1        1,653,050     1,660,781       3.3
  Packaging .............................................             1        1,592,885     1,754,375       3.4
  Retail Trade ..........................................             4        5,743,539     5,549,281      10.9
  Specialty Materials ...................................             1        1,721,470     1,679,438       3.3
  Tobacco ...............................................             1        1,644,922     1,744,531       3.4
                                                                     --      -----------   -----------     -----
                                                                     31       46,788,636    49,971,907      98.0
                                                                     --      -----------   -----------     -----
NET ASSETS ..............................................            32      $47,803,914   $50,987,185     100.0
                                                                     ==      ===========   ===========     =====



LARGEST INDUSTRIES
AT DECEMBER 31, 1997


[The following table represents a bar graph in the printed report.]

Finance and Insurance .................................  $7,739,703
Banking ...............................................  $5,717,200
Retail Trade ..........................................  $5,549,281
Household Products and Furnishings ....................  $4,901,438
Medical Products and Technology .......................  $3,453,732


LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1997

SECURITY                                       VALUE
----------                                --------------
Summit Bancorp ......................      $2,361,637
Medtronic ...........................       1,935,563
Dial ................................       1,852,313
USF&G ...............................       1,848,837
Crown Cork &Seal ....................       1,754,375
Philip Morris .......................       1,744,531
Goodrich (B.F.) .....................       1,740,375
Texaco ..............................       1,729,125
Humana ..............................       1,707,725
Ford Motor ..........................       1,704,062


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6

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997



                                         SHARES        VALUE
                                         ------        -----
COMMON STOCKS  98.0%
AEROSPACE  6.6%
GOODRICH (B.F.)
    Manufacturer and supplier of
    systems and component parts
    for the aerospace industry           42,000      $1,740,375

UNITED TECHNOLOGIES
    Manufacturer of elevators, jet
    engines, flight systems, and
    automotive parts                     22,000       1,601,875
                                                     ----------
                                                      3,342,250
                                                     ----------

AUTOMOTIVE AND
RELATED 5.9%
FORD MOTOR
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                         35,000       1,704,062

GENERAL MOTORS
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                         21,500       1,303,448
                                                     ----------
                                                      3,007,510
                                                     ----------

BANKING 11.2%
BANK OF NEW YORK
   Commercial bank                       29,000       1,676,563

BANKAMERICA
   Commercial bank                       23,000       1,679,000

SUMMIT BANCORP
   Operator of commercial banks          44,350       2,361,637
                                                     ----------
                                                      5,717,200
                                                     ----------

DRUGS AND
HEALTH CARE 6.1%
BRISTOL-MYERS SQUIBB
   Developer and manufacturer of
   health and personal care products     14,900       1,409,912

HUMANA*
   Provider of managed health
   care plans                            82,300       1,707,725
                                                     ----------
                                                      3,117,637
                                                     ----------

ELECTRIC UTILITIES 3.2%
DOMINION RESOURCES
   Provider of electric services in
   the mid-Atlantic region               38,500       1,638,656
                                                     ----------

ENERGY 3.4%
TEXACO
   Explorer, producer, transporter,
   refiner, and marketer of natural
   gas, oil, and petroleum products      31,800       1,729,125
                                                     ----------

FINANCE AND
INSURANCE 15.2%
THE EQUITABLE COMPANIES
   Insurance and investment
   management organization               34,000       1,691,500

FEDERAL NATIONAL
MORTGAGE ASSOCIATION
   Provider of mortgage financing        23,100       1,318,144

TRAVELERS
   Provider of broad-based
   financial services                    28,500       1,535,438

USF&G
   Provider of property, casualty,
   and life insurance                    83,800       1,848,837

WASHINGTON MUTUAL
   Regional finance company for
   small- and mid-sized businesses       21,100       1,345,784
                                                     ----------
                                                      7,739,703
                                                     ----------

FOOD 2.7%
DOLE FOOD
   Producer and marketer of fresh and
   packaged fruits and vegetables        30,500       1,395,375
                                                     ----------

HOUSEHOLD PRODUCTS
AND FURNISHINGS 9.6%
ARMSTRONG WORLD INDUSTRIES
   Manufacturer and marketer of
   interior furnishings                  21,000       1,569,750

DIAL
   Manufacturer and marketer of
   personal care, household, and
   laundry products                      89,000       1,852,313

KIMBERLY-CLARK
   Manufacturer of consumer paper
   products; newsprint                   30,000       1,479,375
                                                     ----------
                                                      4,901,438
                                                     ----------

                                                                            ----
                                                                               7

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                         SHARES        VALUE
                                         ------        -----

INDUSTRIAL EQUIPMENT  3.0%
GENERAL ELECTRIC
   Supplier of electrical equipment
   and other industrial and
   consumer products                     21,000      $1,540,875
                                                     ----------

MEDICAL PRODUCTS
AND TECHNOLOGY  6.8%
BAXTER INTERNATIONAL
   Manufacturer and distributor of
   hospital and laboratory products      30,100       1,518,169

MEDTRONIC
   Manufacturer of pacemakers and
   related cardiovascular products       37,000       1,935,563
                                                   ------------
                                                      3,453,732
                                                   ------------

OFFICE EQUIPMENT  3.3%
XEROX
   Developer and marketer of
   document processing products
   and services                          22,500       1,660,781
                                                   ------------

PACKAGING  3.4%
CROWN CORK & SEAL
   Manufacturer of packaging
   products                              35,000       1,754,375
                                                   ------------

RETAIL TRADE  10.9%
GAP
   Specialty apparel retailer            37,500       1,328,906

MAY DEPARTMENT STORES
   Department store operator             24,000       1,264,500

PENNEY (J.C.)
   Operator of retail department
   stores and drugstores                 22,000       1,326,875

SEARS, ROEBUCK
   Large retail store operator           36,000       1,629,000
                                                   ------------
                                                      5,549,281
                                                   ------------

SPECIALTY MATERIALS  3.3%
RAYCHEM
   Diversified product manufacturer
   for the aerospace, automotive,
   cable television, and
   communications industries             39,000       1,679,438
                                                   ------------

TOBACCO  3.4%
PHILIP MORRIS
   Manufacturer of tobacco
   products, food, and beverages         38,500       1,744,531
                                                   ------------

TOTAL COMMON STOCKS
(Cost $46,788,636)                                   49,971,907


SHORT-TERM HOLDINGS  1.4%
(Cost $700,000)                                         700,000
                                                    -----------

TOTAL INVESTMENTS  99.4%
(Cost $47,488,636)                                   50,671,907



OTHER  ASSETS
LESS LIABILITIES  0.6%                                  315,278
                                                   ------------
NET ASSETS  100.0%                                  $50,987,185
                                                   ============


-------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.


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8

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997



ASSETS:

Investments, at value:
  Common stocks (cost $46,788,636) ...........    $49,971,907
  Short-term holdings (cost $700,000) ........        700,000       $50,671,907
                                                  -----------
Cash..........................................................           52,614
Receivable for Capital Stock sold ............................          672,146
Receivable for dividends and interest ........................           73,554
Receivable for securites sold ................................           51,883
Receivable from associated companies .........................           13,364
Deferred organization expenses ...............................           11,165
Expenses prepaid to shareholder service agent ................           10,225
Other ........................................................           33,375
                                                                     -----------
TOTAL ASSETS .................................................        51,590,233
                                                                     -----------

LIABILITIES:
Payable for securities purchased .............................           360,225
Payable for Capital Stock repurchased ........................           129,512
Accrued expenses, taxes, and other ...........................           113,311
                                                                     -----------
TOTAL LIABILITIES ............................................           603,048
                                                                     -----------
NET ASSETS ...................................................       $50,987,185
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 1,000,000,000 shares authorized; 5,626,488 shares outstanding):
  CLASS A ....................................................       $     2,608
  CLASS B ....................................................             1,872
  CLASS D ....................................................             1,146
Additional paid-in capital                                            46,962,800
Undistributed net investment income ..........................            11,906
Undistributed net realized gain ..............................           823,582
Net unrealized appreciation of investments ...................         3,183,271
                                                                     -----------
NET ASSETS ...................................................       $50,987,185
                                                                     ===========
NET ASSET VALUE PER SHARE:
CLASS A ($23,698,831 / 2,608,456 shares) .....................             $9.09
                                                                           =====
CLASS B ($16,929,893 / 1,872,268 shares) .....................             $9.04
                                                                           =====
CLASS D ($10,358,461 / 1,145,764 shares) .....................             $9.04
                                                                           =====


----------------
See Notes to Financial Statements.

                                                                            ----

================================================================================
STATEMENT OF OPERATIONS
For the Period April 25, 1997,* to December 31, 1997

INVESTMENT INCOME:
Dividends .............................................   $ 355,269
Interest ..............................................      23,989
                                                          ---------
TOTAL INVESTMENT INCOME ...........................................       $ 379,258
EXPENSES:
Management fee ........................................     147,648
Distribution and service fees .........................     114,545
Shareholder account services ..........................      59,042
Registration ..........................................      55,590
Shareholder reports and communications ................      42,093
Auditing and legal fees ...............................      21,635
Custody and related services ..........................       7,000
Directors' fees and expenses ..........................       4,504
Amortization of deferred organization expenses ........       2,011
Miscellaneous .........................................       2,564
                                                          ---------
Total Expenses Before Management Fee Waiver ...........     456,632
Management Fee Waiver .................................    (111,382)
                                                          ---------
TOTAL EXPENSES AFTER MANAGEMENT FEE WAIVER ........................          345,250
                                                                           ---------
NET INVESTMENT INCOME .............................................           34,008

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ......................   1,395,588
Net change in unrealized appreciation of investments ..   3,183,271
                                                          ---------
NET GAIN ON INVESTMENTS ...........................................        4,578,859
                                                                          ----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................       $4,612,867
                                                                          ==========

----------------
* Commencement of operations.
See Notes to Financial Statements.



----
10

================================================================================
STATEMENT OF CHANGES IN NET ASSETS



                                                                                             APRIL 25, 1997*
                                                                                                   TO
                                                                                            DECEMBER 31, 1997
                                                                                             --------------
OPERATIONS:
Net investment income ..............................................................           $    34,008
Net realized gain on investments ...................................................             1,395,588
Net change in unrealized appreciation of investments ...............................             3,183,271
                                                                                               -----------
INCREASE IN NET ASSETS FROM OPERATIONS .............................................             4,612,867
                                                                                               -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..........................................................................              (22,102)
Net realized gain on investments:
   Class A ..........................................................................             (268,929)
   Class B ..........................................................................             (188,489)
   Class D ..........................................................................             (114,588)
                                                                                               -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...........................................             (594,108)
                                                                                               -----------

                                                                          SHARES
                                                                     -----------------
                                                                      APRIL 25, 1997*
                                                                            TO
                                                                     DECEMBER 31, 1997
                                                                     -----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .......................................................      2,081,806               17,203,013
   Class B .......................................................      1,758,227               14,700,536
   Class D .......................................................        769,857                6,526,662
Investment of dividends:
   Class A .......................................................          2,282                   20,514
Exchanged from associated Funds:
   Class A .......................................................        673,049                5,675,733
   Class B .......................................................        216,546                1,850,949
   Class D .......................................................        538,684                4,563,959
Shares issued in payment of gain distributions:
   Class A .......................................................         28,791                  248,471
   Class B .......................................................         19,544                  167,688
   Class D .......................................................         12,598                  108,094
                                                                        ---------              -----------
Total ............................................................      6,101,384               51,065,619
                                                                        ---------              -----------

Cost of shares repurchased:
   Class A .......................................................       (117,118)                (997,479)
   Class B .......................................................        (52,380)                (455,672)
   Class D .......................................................        (30,230)                (264,838)
Exchanged into associated Funds:
   Class A .......................................................        (67,357)                (583,297)
   Class B .......................................................        (69,669)                (594,926)
   Class D .......................................................       (145,145)              (1,250,982)
                                                                        ---------              -----------
Total ............................................................       (481,899)              (4,147,194)
                                                                        ---------              -----------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........      5,619,485               46,918,425
                                                                        =========              -----------
INCREASE IN NET ASSETS ..........................................................               50,937,184
NET ASSETS:
Beginning of period .............................................................                   50,001
                                                                                               -----------
END OF PERIOD (including undistributed net investment income of $11,906) ........              $50,987,185
                                                                                               ===========


-----------------
* Commencement of operations.
See Notes to Financial Statements.



                                                                            ----

================================================================================
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION -- Seligman Large-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations),other than those related to organizational matters, and the sale and issuance to Seligman Financial Services, Inc. (the "Distributor")of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

   a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

   b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

   c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

   d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended December 31, 1997, distribution and service fees were the only class-specific expenses.

   e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

   f. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

4. SHORT-TERM INVESTMENTS -- At December 31, 1997, the Fund owned short-term investments which matured in less than seven days.

5. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the period ended December 31, 1997, amounted to $55,651,080 and $10,258,032, respectively.

         At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for



----
12

================================================================================
NOTES TO FINANCIAL STATEMENTS

financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $4,078,507 and $895,236, respectively.

6. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets. For the period ended December 31, 1997, the Manager, at its discretion, waived a portion of its fees equal to $111,382. The management fees reflected in the Statement of Operations represent 0.20% per annum of the Fund's average daily net assets.

         The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $29,676 from sales of Class A shares, after commissions of $413,291 were paid to dealers.

         The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended December 31, 1997, fees incurred aggregated $19,751, or 0.22% per annum of the average daily net assets of Class A shares.

         Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

         With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

         For the period ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $60,150 and $34,644, respectively.

         The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the period ended December 31, 1997, such charges amounted to $536.

         The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the period ended December 31, 1997, amounted to $38,244.

         Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1997, Seligman Services, Inc. received commissions of $725 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $2,587, pursuant to the Plan.

         Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $56,617 for shareholder account services.

         Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

         The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $407 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


                                                                            ----
                                                                              13

================================================================================
FINANCIAL HIGHLIGHTS


         The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

         "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

         "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.


                                                          CLASS A        CLASS B        CLASS D
                                                        ----------      ---------      ---------
                                                         4/25/97*       4/25/97*       4/25/97*
                                                            TO             TO             TO
                                                         12/31/97       12/31/97       12/31/97
                                                          -------        -------       --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $7.14          $7.14          $7.14
                                                          ------         ------         ------
Net investment income (loss)** .........................     .03           (.01)          (.01)
Net realized and unrealized investment gain ............    2.06           2.04           2.04
                                                          ------         ------         ------
INCREASE FROM INVESTMENT OPERATIONS ....................    2.09           2.03           2.03

Dividend paid ..........................................    (.01)            --             --
Distributions from net gain realized ...................    (.13)          (.13)          (.13)
                                                           -----         ------         ------
NET INCREASE IN NET ASSET VALUE ........................    1.95           1.90           1.90
                                                           -----         ------         ------
NET ASSET VALUE, END OF PERIOD .........................   $9.09          $9.04          $9.04
                                                          ======         ======          =====
TOTAL RETURN BASED ON NET ASSET VALUE: .................  29.28%          28.46%        28.46%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................   1.47%+         2.25%+         2.25%+
Net investment income (loss) to average net assets .....    .58%+        (.20)%+        (.20)%+
Portfolio turnover .....................................  38.74%         38.74%         38.74%
Average commission rate paid ...........................  $.0590         $.0590         $.0590
NET ASSETS, END OF PERIOD (000s omitted) ............... $23,699        $16,930        $10,358
Without management fee waiver:**
  Net investment loss per share ........................ $    --         $ (.05)        $ (.05)
  Ratios:
  Expenses to average net assets .......................   2.07%+         2.85%+         2.85%+
  Net investment loss to average net assets ............  (.02)%+        (.80)%+        (.80)%+



-------------------
  * Commencement of operations.
 ** The Manager, at its discretion, waived a portion of its fees for the period presented.
  + Annualized.
See Notes to Financial Statements.



----
14

================================================================================
REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN LARGE-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of December 31, 1997, the related statements of operations and of changes in net assets, and the financial highlights for the period from April 25, 1997 (commencement of operations)to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 25, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

--------------------------------------------------------------------------------


FEDERAL TAX STATUS OF 1997 DIVIDEND AND GAIN
DISTRIBUTIONS FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

The dividend paid to Class A shareholders in 1997 is taxable as ordinary income for federal income tax purposes. It makes no difference whether you received it in cash or in shares. Under the Internal Revenue Code, 94% of the dividend paid to Class A shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for this distribution, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

   A distribution of $0.125 per share from net short-term gain realized on investments during the period April 25, 1997, to October 31, 1997, was paid on November 21, 1997, to Class A, B, and D shareholders. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

   If the gain distribution was paid in shares, the per share cost basis for federal income tax purposes is $8.63 for Class A shares and $8.58 for Class B and D shares.

   A year-end statement of account showing activity for 1997, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIVshows the amount of the dividend and the distribution on investments paid to the shareholder during the year.

--------------------------------------------------------------------------------


                                                                            ----
                                                                              15

================================================================================
BOARD OF DIRECTORS



JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.

BETSY S. MICHEL 2
TRUSTEE, Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES,
  St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFECorporation

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated
-----------------

Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee

--------------------------------------------------------------------------------


EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS                 NEIL T. EIGEN                THOMAS G. ROSE
CHAIRMAN                          VICE PRESIDENT               TREASURER

BRIAN T. ZINO                     LAWRENCE P. VOGEL            FRANK J. NASTA
PRESIDENT                         VICE PRESIDENT               SECRETARY

--------------------------------------------------------------------------------

----
16

================================================================================
GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.



--------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.


                                                                            ----

--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the Continental United States
(800) 622-4597      24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------


                            SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017

        THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS
       OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES
        OF CAPITAL STOCK OF SELIGMAN LARGE-CAP VALUE FUND, WHICH CONTAINS
      INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                                                          [Recycled Logo]
EQVL2 12/97                                           Printed on Recycled Paper

                         ===============================
                                    SELIGMAN

                                    [GRAPHIC]

                                    SMALL-CAP
                                   VALUE FUND
                         ===============================
                     A VALUE APPROACH TO SEEKING THE CAPITAL
                   APPRECIATION POTENTIAL OF SMALLER COMPANIES

                        DECEMBER 31, 1997 o ANNUAL REPORT

OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

--------------------------------------------------------------------------------
TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

   Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

                                  [PHOTOGRAPH]
                       JAMES, JESSE, AND JOSEPH SELIGMAN

SELIGMAN SMALL-CAP VALUEFUND

   Seligman Small-Cap Value Fund, which commenced operations on April 25, 1997, is designed for long-term investors seeking capital appreciation. What makes the Fund different from many other small-company mutual funds is its adherence to a value discipline. The Value Team will only invest in as many stocks as they can closely follow. Because of this attention, buy decisions tend to be made with the long term in mind.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders ....................................    1
Interview With Your Portfolio Managers .................    2
Performance Overview ...................................    4
Portfolio Overview .....................................    6
Portfolio of Investments ...............................    8
Statement of Assets and Liabilities ....................   11
Statement of Operations ................................   12
Statement of Changes in Net Assets .....................   13
Notes to Financial Statements ..........................   14
Financial Highlights ...................................   17
Report of Independent Auditors and Tax Status
of 1997 Distribution ...................................   18
Board of Directors .....................................   19
Executive Officers and For More Information ............   20
Glossary of Financial Terms ............................   21



"As value managers, the Value Team looks to buy a stock at a lower price than it believes the stock is worth. As such, the team examines companies that are overlooked or undiscovered by the investment community, as reflected in the stock price. The team employs fundamental research to analyze company characteristics, such as price-to-book ratio, price-to-earnings ratio, growth, and return on equity."

                                                          -- WILLIAM C. MORRIS,
                                                                  FUND CHAIRMAN

TO THE SHAREHOLDERS

    Since its inception on April 25, 1997, Seligman Small-Cap Value Fund has had superior investment results. The Fund posted a total return of 36.38% from April 25 to December 31, 1997, based on the net asset value of Class A shares, widely outpacing the 30.41% total return of its peers, as measured by the Lipper Small Cap Funds Average. The Fund also significantly outperformed the small-cap stock sector, as measured by the Russell 2000 Index, which had a total return of 28.68% for the eight-month period.

   This seventh year of economic expansion in the US was accompanied by real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment remained positive.

   The domestic equity markets, as measured by the Dow Jones Industrial Average
(DJIA), brought equity investors returns in excess of 20% for a third consecutive year -- a feat unmatched in the DJIA's 101 year-history. While the performance of small-cap stocks trailed that of large-cap stocks until May, small caps saw significantly improved performance in the third quarter. Value investing, specifically, was rich in rewards.

   As the valuations of small-cap stocks continued to trail those of large-cap stocks, it was easier to find companies that would meet the Fund's value criteria. Special emphasis was placed on identifying companies that could deliver substantial earnings acceleration going forward, and a number of such stocks were identified in the financial sector in particular. The Fund's results testify to the success of this strategy.

   This was a great year for value investors, with clear outperformance from this group in the small-cap arena. We anticipate that 1998 will bring more uncertainty and that US companies could find it difficult to sustain the earnings growth seen in the last three years. In this expected volatile environment, value should become a particularly important investment area because, historically, it has been less volatile than the market as a whole. In such an environment, active management and cautious stock selection based on superior fundamentals should grow in importance.

   Looking ahead, the positive economic environment should continue, although growth is likely to be more moderate. We expect to see growing corporate profitability, albeit at a lower rate. There is also the increased possibility that the Federal Reserve Board will need to ease interest rates to counter the effects of the Asian financial crisis on the US economy. Additionally, there is a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble. However, barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment.

   Thank you for your continued support of Seligman Small-Cap Value Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Managers, the Fund's portfolio of investments, and financial statements, follow this letter. Additional information on the Fund's investment results appears starting on page 4.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman


/s/ Brian T. Zino
---------------------
Brian T. Zino
President

January 30, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, NEIL T. EIGEN AND RICHARD S. ROSEN


--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has 29 years of experience as a value investor.
Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.
                                  [PHOTOGRAPH]

SELIGMAN VALUE TEAM:(FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), (SEATED) NEIL
T. EIGEN (PORTFOLIO MANAGER)

--------------------------------------------------------------------------------
Q.  HOW HAS SELIGMAN SMALL-CAP VALUE FUND PERFORMED SINCE ITS INCEPTION
    ON APRIL 25, 1997?

A. Seligman Small-Cap Value Fund has had very strong investment results. Through December 31, 1997, the Fund posted a total return of 36.38% based on the net asset value of Class A shares, significantly outperforming the 30.41% total return of its peers, as measured by the Lipper Small Cap Funds Average. The Fund's results were also superior to the 28.68% total return of the small-cap stock sector as a whole, as measured by the Russell 2000 Index.

      We are very pleased with the results of the Fund since its inception in late April. We hope that we have demonstrated that a well-managed value portfolio can produce strong performance within the context of an overall strong equity market.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE RESULTS IN THE LAST EIGHT MONTHS?

A. Two primary forces drove the US bull market in 1997: First, the low inflation and moderate economic growth environment supported positive corporate earnings; and second, the growing demand from baby boomers for stocks as they race to save for retirement.

      While the broad market performed well, the small-cap sector had uneven performance. In the third quarter, small-cap stocks benefited from the broadening of the market, but these stocks were negatively affected by the tremendous number of initial public offerings that came to the market in the fourth quarter. The flood of new issues reduced demand for small-cap stocks.

Q.  WHICH SECTORS AFFECTED THE FUND'S RESULTS IN 1997?

A. The Fund's portfolio was appropriately positioned to take advantage of the favorable economic background, with concentrated investment positions in banking and life insurance/retirement companies. The Fund generally benefited from the strength of the financial sector, as low interest rates, deregulation, and consolidation drove strong performance. The takeover of two of our holdings and the performance of two thrifts improved the Fund's overall investment results.

Q.  WHAT IS YOUR INVESTMENT STRATEGY?

A. We have an unchanging, long-term investment strategy that seeks superior capital appreciation by identifying high-quality, value-oriented companies possessing an agent for change. The hope is that a company's improved prospects will attract the investing public's attention and create positive sentiment toward the stock.

      Rather than identifying specific economic sectors that are attractive and working backwards to find investments (the top-down approach), every investment is contemplated based on its own merits (the bottom-up approach). We are not "market timers," nor do we buy stocks solely because they are "cheap," and we do not make purchases seeking short-term profit. We buy stocks because we think the underlying companies' prospects are improving signifi-

----
2

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, NEIL T. EIGEN AND RICHARD S. ROSEN


    cantly and we want to own these stocks for a long period of time.
    History has shown that investors who invest in a fund managed by good stock pickers, rather than market timers, will come out ahead in the long run.

Q.  WHAT IS THE OUTLOOK?

A. We believe that, in terms of corporate profits, productivity, and inflation, the current US business cycle is the best it has been in 35 years. We also believe we could witness an eighth year of economic growth in 1998. However, one risk in the near term is that if there is a meaningful bailout of South Korea and Japan, international assets could flow out of the safe haven of US treasuries. This would temporarily raise domestic interest rates. We are evaluating the potential impact of this scenario on the interest-sensitive stocks in the portfolio. In our view, the danger for the latter part of 1998 is that earnings and economic growth expectations are too optimistic and are therefore vulnerable to disappointments.

      Nonetheless, our outlook for the Fund is highly positive. Because investing in common stocks is a long-term endeavor and we are confident in our own abilities as managers to add value, we think that the long-term outlook for the Fund is bright. The anticipated slowing in the economy in 1998 should still provide plenty of opportunities to find companies that meet our investment criteria.

                                                                            ----
                                                                               3

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 5% contingent deferred sales load ("CDSL") for Class B shares, and with the 1% CDSL for Class D shares, since the commencement of operations on April 25, 1997, through December 31, 1997, to a $10,000 investment made in the Lipper Small Cap Funds Average and the Russell 2000 Index from April 30, 1997, to December 31, 1997. It is important to keep in mind that the Lipper Small Cap Funds Average excludes the effect of sales charges and the Russell 2000 Index excludes the effect of fees and sales charges.


[The following table represents a line graph in the printed report.]

  A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

   The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

----
4

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                    SINCE
                                      SIX         INCEPTION
                                     MONTHS*      4/25/97*
                                   ----------   ------------
CLASS A**
With Sales Charge                     7.83%         29.83%
Without Sales Charge                 13.22          36.38

CLASS B**
With 5% CDSL                          7.89          30.82
Without CDSL                         12.89          35.82

CLASS D**
With 1% CDSL                         11.89          34.82
WITHOUT CDSL                         12.89          35.82

LIPPER SMALL CAP FUNDS AVERAGE***    10.59          30.41+

RUSSELL 2000 INDEX***                11.03          28.68+

   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

NET ASSET VALUE

                DECEMBER 31, 1997   JUNE 30, 1997  APRIL 25, 1997
              -------------------- --------------  ---------------

CLASS A               $9.73             $8.60           $7.14
CLASS B                9.69              8.59            7.14
CLASS D                9.69              8.59            7.14


CAPITAL GAIN INFORMATION
FOR THE PERIOD ENDED DECEMBER 31, 1997

PAID               $0.007
REALIZED            0.085
UNREALIZED          0.629++


------------
  * Return for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.

*** The Lipper Small Cap Funds Average (Lipper Average) and the Russell 2000
    Index are unmanaged benchmarks that assume investment of dividends. The Lipper Average excludes the effect of sales charges and the Russell 2000 Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.

  + From April 30, 1997.

 ++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.


                                                                            ----
                                                                               5

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1997
                                                                                                              PERCENT OF
                                                            ISSUES         COST                VALUE          NET ASSETS
                                                            ------       ---------           ---------      -------------
Short-Term Holdings and
Other Assets Less Liabilities                                  1        $ 2,981,876         $ 2,981,876           1.2
                                                               --       -----------         -----------          ----
Common Stocks:
    Apparel and Textiles ..............................        1          4,683,120           5,215,000           2.2
    Appliances ........................................        1          4,366,482           5,358,594           2.2
    Automotive and Trucking ...........................        1          4,606,850           4,976,563           2.1
    Banking ...........................................        3         15,500,698          20,470,038           8.6
    Building and Construction .........................        1          4,480,525           3,984,925           1.7
    Computer Software .................................        1          4,659,213           5,663,125           2.4
    Consumer Goods and Services .......................        1          1,407,000           1,934,625           0.8
    Distributors ......................................        2          8,282,010           8,346,875           3.5
    Energy ............................................        1          6,723,269           4,730,625           2.0
    Finance and Insurance .............................        3         15,858,582          16,977,562           7.1
    Food ..............................................        1          5,425,919           6,215,000           2.6
    Garden Products ...................................        1          4,174,208           2,972,500           1.2
    Industrial Goods and Services .....................        1          2,698,922           3,440,200           1.4
    Machinery .........................................        1          5,760,948           5,957,812           2.5
    Manufacturing .....................................        4         17,178,455          19,911,944           8.3
    Medical Products and Technology ...................        2          9,944,347           9,888,766           4.1
    Oil and Gas .......................................        1          5,286,412           6,190,625           2.6
    Packaging/Containers ..............................        2          6,122,550           5,914,187           2.5
    Plastics ..........................................        1          1,553,705           1,110,188           0.5
    Printing and Publishing ...........................        2         10,700,798          11,745,000           4.9
    Restaurants .......................................        2         11,344,206           9,715,294           4.1
    Retail Trade ......................................        3         15,487,753          15,801,250           6.6
    Shipbuilding ......................................        1          4,202,180           5,429,375           2.3
    Specialty Chemicals ...............................        2         10,092,644          11,558,062           4.8
    Specialty Metals/Steel ............................        2         10,336,708          10,164,212           4.2
    Tobacco ...........................................        2         10,932,921          10,480,312           4.4
    Transportation ....................................        3         14,978,475          16,053,869           6.7
    Miscellaneous .....................................        1          3,932,807           6,011,250           2.5
                                                              --       ------------        ------------         -----
                                                              47        220,721,707         236,217,778          98.8
                                                              --       ------------        ------------         -----
NET ASSETS ............................................       48       $223,703,583        $239,199,654         100.0
                                                              ==       ============        ============         =====



----
6

PORTFOLIO OVERVIEW

LARGEST INDUSTRIES
AT DECEMBER 31, 1997

[The following table represents a bar graph in the printed report.]

Banking .........................   $20,470,038
Manufacturing ...................   $19,911,944
Finance and Insurance ...........   $16,977,562
Transportation ..................   $16,053,869
Retail Trade ....................   $15,801,250

LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1997

SECURITY                                      VALUE
--------                                   ----------
Bay View Capital ......................    $8,016,250
Coast Savings Financial ...............     6,856,250
Cadmus Communications .................     6,225,000
Richfood Holdings .....................     6,215,000
Equitable Resources ...................     6,190,625
RenaissanceRe Holdings ................     6,111,312
Abercrombie & Fitch (Class A) .........     6,093,750
VWR Scientific Products ...............     6,011,250
Dexter ................................     6,003,062
Stewart & Stevenson Services ..........     5,957,812


                                                                            ----
                                                                               7

PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     SHARES          VALUE
                                     ------          -----
COMMON STOCKS 98.8%
APPAREL AND TEXTILES  2.2%

CUTTER & BUCK*+
  Designer and marketer of
  men's sportswear and
  outerwear                           280,000     $  5,215,000
                                                  ------------
APPLIANCES  2.2%
WINDMERE-DURABLE HOLDINGS
  Manufacturer and distributor of
  electrical appliances for
  home use                            237,500        5,358,594
                                                  ------------
AUTOMOTIVE AND
TRUCKING  2.1%
WABASH NATIONAL
  Designer, manufacturer,
  and marketer of truck trailers      175,000        4,976,563
                                                  ------------
BANKING  8.6%
BANK UNITED (CLASS A)
  Financial service provider          113,800        5,597,538

BAY VIEW CAPITAL
  Bank operator                       220,000        8,016,250

COAST SAVINGS FINANCIAL*
  Retail bank; residential
  real estate lender                  100,000        6,856,250
                                                  ------------
                                                    20,470,038
                                                  ------------
BUILDING AND
CONSTRUCTION  1.7%
DAL-TILE INTERNATIONAL*
  Manufacturer of ceramic tile        325,300        3,984,925
                                                  ------------
COMPUTER SOFTWARE  2.4%
DIALOGIC*
  Manufacturer of communications
  software                            130,000        5,663,125
                                                  ------------

CONSUMER GOODS AND
SERVICES  0.8%
RAYOVAC*
  Manufacturer of general
  and hearing aid batteries           100,500        1,934,625
                                                  ------------
DISTRIBUTORS  3.5%
CUBIC
  Developer, manufacturer, and
  distributor of defense and
  industrial electronic products      107,500        3,520,625

ELSAG BAILEY PROCESS AUTO (ADRS)*
(NETHERLANDS)
  Manufacturer and distributor
  of control systems                  292,500        4,826,250
                                                  ------------
                                                     8,346,875
                                                  ------------
ENERGY  2.0%
ZIEGLER COAL HOLDING
  Energy company                      290,000        4,730,625
                                                  ------------
FINANCE AND
INSURANCE  7.1%
AMRESCO*
  Provider of financial services      170,000        5,089,375

BERKLEY (W.R.)
  Insurance provider                  130,000        5,776,875

RENAISSANCERE HOLDINGS
  Global provider of reinsurance
  and insurance                       138,500        6,111,312
                                                  ------------
                                                    16,977,562
                                                  ------------
FOOD  2.6%
RICHFOOD HOLDINGS
  Wholesale food distributor          220,000        6,215,000
                                                  ------------
GARDEN PRODUCTS  1.2%
ACORN PRODUCTS*
  Manufacturer and marketer of
  lawn and garden tools               290,000        2,972,500
                                                  ------------
INDUSTRIAL GOODS AND
SERVICES  1.4%

FURON
  Manufacturer of component
  products                            164,800        3,440,200
                                                  ------------
MACHINERY  2.5%
STEWART & STEVENSON SERVICES
  Designer, assembler, and
  marketer of machinery               232,500        5,957,812
                                                  ------------

----
8

PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     SHARES          VALUE
                                     ------          -----
MANUFACTURING  8.3%
FURNITURE BRANDS INTERNATIONAL*
  Manufacturer of furniture and
  home furnishings                    281,700      $ 5,774,850

GIANT CEMENT HOLDING*
  Manufacturer and producer of
  cement                              194,000        4,510,500

MUELLER INDUSTRIES*
  Manufacturer and distributor of
  brass, bronze, copper, and
  aluminum products                    95,000        5,605,000

TRIANGLE PACIFIC*
  Manufacturer of home
  furnishings                         118,500        4,021,594
                                                  ------------
                                                    19,911,944
                                                  ------------
MEDICAL PRODUCTS
AND TECHNOLOGY  4.1%
CEPHALON*
  Developer of biopharmaceutical
  products to treat neurological
  disorders                           465,500        5,309,610

CHIREX*
  Pharmaceutical contractor           264,500        4,579,156
                                                  ------------
                                                     9,888,766
                                                  ------------
OIL AND GAS  2.6%
EQUITABLE RESOURCES
  Energy supplier                     175,000        6,190,625
                                                  ------------

PACKAGING/CONTAINERS  2.5%
APPLIED EXTRUSION TECHNOLOGIES*
  Developer, producer, and
  seller of packaging supplies        308,000        2,059,750

BWAY*
  Manufacturer and marketer of
  steel containers                    168,500        3,854,437
                                                  ------------
                                                     5,914,187
                                                  ------------
PLASTICS  0.5%
LAMSON & SESSIONS*
  Manufacturer and distributor of
  thermoplastics and electronics      191,000        1,110,188
                                                  ------------
PRINTING AND
PUBLISHING  4.9%
CADMUS COMMUNICATIONS
  Commercial printer                  300,000      $ 6,225,000

MERRILL
  Document management
  company                             240,000        5,520,000
                                                  ------------
                                                    11,745,000
                                                  ------------
RESTAURANTS  4.1%
APPLE SOUTH
  Restaurant operator                 290,000        3,815,313

FOODMAKER*
  Owner and operator of fast
  food restaurants                    391,700        5,899,981
                                                  ------------
                                                     9,715,294
                                                  ------------
RETAIL TRADE  6.6%
ABERCROMBIE & FITCH (CLASS A)*
  Retailer of casual apparel          195,000        6,093,750

LOEHMANN'S*+
SPECIALTY RETAILER                    700,000        4,090,625

THE WET SEAL (CLASS A)*
  Retailer of young women's
  apparel                             190,000        5,616,875
                                                  ------------
                                                    15,801,250
                                                  ------------
SHIPBUILDING  2.3%
AVONDALE INDUSTRIES*
  Constructor and repairer of ships
  for military and commercial use     182,500        5,429,375
                                                  ------------
SPECIALTY CHEMICALS  4.8%
DEXTER
  Manufacturer of specialty
  materials                           139,000        6,003,062

SCHULMAN (A.)
  Manufacturer of specialty
  chemicals and plastics              220,000        5,555,000
                                                  ------------
                                                    11,558,062
                                                  ------------

                                                                            ----
                                                                               9

PORTFOLIO OF INVESTMENTS
December 31, 1997
                                     SHARES          VALUE
                                     ------          -----
SPECIALTY METALS/STEEL  4.2%
OLYMPIC STEEL*
  Processor and distributor of
  steel products                      340,000     $  5,248,750

UNIVERSAL STAINLESS &
ALLOY PRODUCTS*+
  Manufacturer and marketer of
  specialty steel                     336,100        4,915,462
                                                  ------------
                                                    10,164,212
                                                  ------------
TOBACCO  4.4%
CONSOLIDATED CIGAR HOLDING*
  Manufacturer and marketer
  of cigars                           175,000        4,823,437

DIMON
  Distributor of tobacco and
  fresh cut flowers                   215,500        5,656,875
                                                  ------------
                                                    10,480,312
                                                  ------------
TRANSPORTATION  6.7%
ABC RAIL PRODUCTS*
  Manufacturer and marketer of
  railroad equipment                  285,000        5,735,625

PITTSTON BURLINGTON GROUP
  Provider of global freight
  transportation                      180,000        4,725,000

C.H. ROBINSON WORLDWIDE
  Provider of transportation
  services                            247,900        5,593,244
                                                  ------------
                                                    16,053,869
                                                  ------------
MISCELLANEOUS  2.5%
VWR SCIENTIFIC PRODUCTS*
  Distributor of laboratory
  supplies                            210,000        6,011,250
                                                 -------------
TOTAL COMMON STOCKS
(Cost $220,721,707)                                236,217,778

SHORT-TERM HOLDINGS  1.8%
(Cost $4,400,000)                                    4,400,000
                                                 -------------
TOTAL INVESTMENTS  100.6%
(Cost $225,121,707)                                240,617,778

OTHER ASSETS
LESS LIABILITIES  (0.6)%                            (1,418,124)
                                                 -------------
NET ASSETS  100.0%                                $239,199,654
                                                 =============

--------------
* Non-income producing security.

+ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

----
10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
Investments, at value:
  Common stocks* (cost $220,721,707) ...................................               $236,217,778
  Short-term holdings (cost $4,400,000) ................................                  4,400,000              $240,617,778
                                                                                       ------------
Receivable for Capital Stock sold .................................................................                 1,516,830
Receivable for dividends and interest .............................................................                    97,020
Expenses prepaid to shareholder service agent .....................................................                    34,765
Deferred organization expenses ....................................................................                    11,165
Other .............................................................................................                    39,530
                                                                                                                 ------------
TOTAL ASSETS ......................................................................................               242,317,088
                                                                                                                 ------------
LIABILITIES:
Payable for securities purchased ..................................................................                 1,782,763
Payable to custodian ..............................................................................                   462,723
Payable for Capital Stock repurchased .............................................................                   281,555
Accrued expenses, taxes, and other ................................................................                   590,393
                                                                                                                 ------------
TOTAL LIABILITIES .................................................................................                 3,117,434
                                                                                                                 ------------
NET ASSETS ........................................................................................              $239,199,654
                                                                                                                 ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 1,000,000,000 shares authorized;
24,647,940 shares outstanding):
  Class A .........................................................................................                 $   8,991
  Class B .........................................................................................                     9,118
  Class D .........................................................................................                     6,539
Additional paid-in capital ........................................................................               223,042,209
Accumulated net investment loss ...................................................................                      (369)
Undistributed net realized gain ...................................................................                   637,095
Net unrealized appreciation of investments ........................................................                15,496,071
                                                                                                                 ------------
NET ASSETS ........................................................................................              $239,199,654
                                                                                                                 ============

NET ASSET VALUE PER SHARE:

CLASS A ($87,509,919 / 8,991,528 shares) ..........................................................                     $9.73
                                                                                                                        =====
CLASS B ($88,330,339 / 9,117,640 shares) ..........................................................                     $9.69
                                                                                                                        =====
CLASS D ($63,359,396 / 6,538,772 shares) ..........................................................                     $9.69
                                                                                                                        =====

--------------------------------------------------------------------------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $15,201,502 and a value of $14,221,087.

See Notes to Financial Statements.

                                                                            ----


STATEMENT OF OPERATIONS
For the Period April 25, 1997&, to December 31, 1997


INVESTMENT INCOME:

Dividends ....................................................                       $     503,092
Interest .....................................................                             112,546
                                                                                        ----------
TOTAL INVESTMENT INCOME ..........................................................................                  $ 615,638

EXPENSES:
Management fee ...............................................                             819,194
Distribution and service fees ................................                             580,118
Shareholder account services .................................                             268,748
Registration .................................................                              91,801
Auditing and legal fees ......................................                              67,852
Shareholder reports and communications .......................                              54,248
Custody and related services .................................                              23,000
Directors' fees and expenses .................................                               4,162
Amortization of deferred organization expenses ...............                               2,011
Miscellaneous ................................................                               3,204
                                                                                        ----------
TOTAL EXPENSES .....................................................................................                1,914,338
                                                                                                                  -----------
NET INVESTMENT LOSS ................................................................................               (1,298,700)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                                                         2,092,282
Net change in unrealized appreciation of investments .........                          15,496,071
                                                                                        ----------
NET GAIN ON INVESTMENTS ............................................................................               17,588,353
                                                                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS .............................................................              $16,289,653
                                                                                                                  ===========


--------------
* Commencement of operations.
See Notes to Financial Statements.


----
12


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          APRIL 25, 1997*
                                                                                                                 TO
                                                                                                         DECEMBER 31, 1997
                                                                                                         -----------------
OPERATIONS:
Net investment loss .................................................................................      $   (1,298,700)
Net realized gain on investments ....................................................................           2,092,282
Net change in unrealized appreciation of investments ................................................          15,496,071
                                                                                                             ------------
INCREASE IN NET ASSETS FROM OPERATIONS ..............................................................          16,289,653
                                                                                                             ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ..........................................................................................             (57,925)
   Class B ..........................................................................................             (57,494)
   Class D ..........................................................................................             (41,437)
                                                                                                             ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...........................................................            (156,856)
                                                                                                             ------------



                                                                                         SHARES
                                                                                     ---------------
                                                                                     APRIL 25, 1997*
                                                                                           TO
                                                                                    DECEMBER 31, 1997
                                                                                    -----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ..................................................................          7,738,571               69,603,297
   Class B ..................................................................          8,892,774               80,894,889
   Class D ..................................................................          5,320,090               48,461,463
Exchanged from associated Funds:
   Class A ..................................................................          1,921,426               17,411,273
   Class B ..................................................................            545,670                5,021,131
   Class D ..................................................................          1,772,296               16,230,693
Shares issued in payment of gain distributions:
   Class A ..................................................................              5,767                   54,554
   Class B ..................................................................              5,544                   52,231
   Class D ..................................................................              4,071                   38,394
                                                                                      ----------             ------------
Total .......................................................................         26,206,209              237,767,925
                                                                                      ----------             ------------
Cost of shares repurchased:
   Class A ..................................................................           (412,080)              (3,898,861)
   Class B ..................................................................           (136,373)              (1,292,238)
   Class D ..................................................................           (171,335)              (1,617,237)
Exchanged into associated Funds:
   Class A ..................................................................           (269,159)              (2,525,759)
   Class B ..................................................................           (189,975)              (1,762,418)
   Class D ..................................................................           (386,350)              (3,654,556)
                                                                                      ----------             ------------
Total .......................................................................         (1,565,272)             (14,751,069)
                                                                                      ----------             ------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ......................         24,640,937              223,016,856
                                                                                      ==========             ============
INCREASE IN NET ASSETS ..............................................................................         239,149,653

NET ASSETS:
Beginning of period .................................................................................              50,001
                                                                                                             ------------
END OF PERIOD (including accumulated net investment loss of $369) ...................................        $239,199,654
                                                                                                             ============


---------------
* Commencement of operations.
See Notes to Financial Statements.


                                                                            ----
                                                                              13

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION -- Seligman Small-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations), other than those related to organizational matters, and the sale and issuance to Seligman Financial Services, Inc. (the "Distributor") of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended December 31, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

4. SHORT-TERM INVESTMENTS -- At December 31, 1997, the Fund owned short-term investments which matured in less than seven days.

5. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the period ended December 31, 1997, amounted to $237,656,162 and $19,026,737, respectively.

    At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized


----
14

NOTES TO FINANCIAL STATEMENTS

appreciation and depreciation of portfolio securities amounted to $25,824,188 and $10,328,117, respectively.

6. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

    The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $194,285 from sales of Class A shares, after commissions of $1,921,267 were paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended December 31, 1997, fees incurred aggregated $75,499, or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the period ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $293,782 and $210,837, respectively.

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the period ended December 31, 1997, such charges amounted to $11,454.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the period ended December 31, 1997, amounted to $209,547.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1997, Seligman Services, Inc. received commissions of $4,687 from the sales of shares of the Fund and distribution and service fees of $3,777, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $260,043 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $369 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


                                                                            ----
                                                                              15

NOTES TO FINANCIAL STATEMENTS

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities. A summary of the Fund's transactions in the securities of these issuers during the period ended December 31, 1997, is as follows:

                                          GROSS
                                        PURCHASES        GROSS
                          BEGINNING        AND         SALES AND       ENDING       REALIZED       DIVIDEND        ENDING
AFFILIATE                  SHARES       ADDITIONS     REDUCTIONS       SHARES         GAIN          INCOME          VALUE
-----------             ------------- ------------- ---------------   ---------    -----------    -----------  --------------
Cutter &Buck                 --          280,000          --           280,000         --             --         $ 5,215,000
Loehmann's                   --          700,000          --           700,000         --             --          4,090,625
Universal Stainless
  & Alloy Products            --          336,100          --           336,100         --             --          4,915,462
                                                                                                                 ----------
TOTAL                                                                                                            $14,221,087
                                                                                                                 ==========



----
16

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                                                                   CLASS A         CLASS B         CLASS D
                                                                  ---------       ---------       ---------
                                                                   4/25/97*        4/25/97*        4/25/97*
                                                                     TO              TO              TO
                                                                  12/31/97        12/31/97        12/31/97
                                                                  --------        --------        --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ........................       $7.14           $7.14           $7.14
                                                                     ----            ----            ----
Net investment loss .........................................        (.07)           (.11)           (.11)
Net realized and unrealized investment gain .................        2.67            2.67            2.67
                                                                     ----            ----            ----
INCREASE FROM INVESTMENT OPERATIONS .........................        2.60            2.56            2.56
Distributions from net gain realized ........................        (.01)           (.01)           (.01)
                                                                     ----            ----            ----
NET INCREASE IN NET ASSET VALUE .............................        2.59            2.55            2.55
                                                                     ----            ----            ----
NET ASSET VALUE, END OF PERIOD ..............................       $9.73           $9.69           $9.69
                                                                     ====            ====            ====
TOTAL RETURN BASED ON NET ASSET VALUE: ......................       36.38%          35.82%          35.82%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............................        1.87%+          2.63%+          2.63%+
Net investment loss to average net assets ...................      (1.12)%+        (1.88)%+        (1.88)%+
Portfolio turnover ..........................................       15.91%          15.91%          15.91%
Average commission rate paid ................................        $.0571          $.0571          $.0571
NET ASSETS, END OF PERIOD (000S OMITTED) ....................       $87,510         $88,330         $63,360


--------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.


                                                                            ----
                                                                              17

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN SMALL-CAP VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of December 31, 1997, the related statements of operations and of changes in net assets, and the financial highlights for the period from April 25, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 25, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1997 GAIN DISTRIBUTION
FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------
   A distribution of $0.007 per share from net short-term gain realized on investments during the period April 25, 1997, to October 31, 1997, was paid on November 21, 1997, to Class A, B, and D shareholders. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

   If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $9.46 for Class A shares, $9.42 for Class B shares and $9.43 for Class D shares.

   A year-end statement of account showing activity for 1997, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid to the shareholder during the year.
--------------------------------------------------------------------------------

----
18

BOARD OF DIRECTORS
--------------------------------------------------------------------------------
John R. Galvin 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation

Alice S. Ilchman 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

Frank A. McPherson 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

John E. Merow
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.

Betsy S. Michel 2
RUSTEE, Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES,
  St. George's School

William C. Morris 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

James C. Pitney 3
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

Richard R. Schmaltz 1
MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

Robert L. Shafer 3
RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFECorporation

James N. Whitson 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN

Brian T. Zino 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
Fred E. Brown
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated
-----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
--------------------------------------------------------------------------------

                                                                            ----
                                                                              19

EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Neil T. Eigen
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the Continental United States
(800) 622-4597      24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------



----
20

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the Fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

                                                                            ----
                                                                              21

                        SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
             PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN
             SMALL-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT
               THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                                                [Logo]
EQVS2 12/97                                           Printed on Recycled Paper